UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC  20549

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                              FORM 8-K


                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d)
                              of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 19, 1997
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                       PARKWAY PROPERTIES, INC.
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      (Exact name of Registrant as specified in its charter)



Maryland                      1-11533                     74-2123597
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(State or other       (Commission File Number)        (IRS Employer
jurisdiction of                                       Identification
incorporation)                                        Number)
One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
    Jackson, Mississippi                                  39225-4647
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (601) 948-4091
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   (Former name or former address, if changed since last report)





                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.  Acquisition or Disposition of Assets

         On September 19, 1997, Parkway Properties LP, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner, purchased First Tennessee Plaza for $29,200,000, from an unrelated party. The Company also paid approximately $676,000 in fees to pay off the existing first mortgage. First Tennessee Plaza is a 419,809 rentable square foot, 27 floor office building with a four-level, 390 space parking garage located in Knoxville, Tennessee. The building is 95% leased to fifty-six tenants with First Tennessee Bank occupying approximately 101,000 square feet (24% of the building) under a lease that expires September 2004. This acquisition was funded with bank borrowings on lines of credit with Deposit Guaranty National Bank at a rate equal to the 90-day Libor rate plus 1.75%, currently 7.56%.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements

         The audited financial statements of First Tennessee Plaza for the twelve months ended December 31, 1996 are incorporated by reference to the Registrant's Form 8-K dated and filed on September 9,1997. Also incorporated is the unaudited financial statement of First Tennessee Plaza for the six months ended June 30, 1997.

         (b) Pro Forma Consolidated Financial Statements

         The pro forma consolidated financial statements required are incorporated by reference to the Registrant's Form 8-K dated and filed on September 9, 1997.

         (c) Exhibits

         (10) The Purchase and Sale Agreement between Carlyle Real Estate Limited Partnership, XIII and Parkway Properties LP dated August 20, 1997 is incorporated by reference to the Registrants Form 8-K dated and filed on September 9, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  September 26, 1997	          PARKWAY PROPERTIES, INC.



                                    BY: 	/s/Sarah P. Clark
                                         Sarah P. Clark
                                         Senior Vice President,
                                         Chief Financial Officer,
                                         Treasurer and Secretary